UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2020 (November 9, 2020)

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio			001-09518	34-0963169
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road,	Mayfield Village,	Ohio		44143
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code (440) 461-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	PGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On November 9, 2020, The Progressive Corporation's (the "Company") Board of Directors elected Devin Johnson, 47, to fill a vacancy on the Board of Directors, effective November 9, 2020. His term of office will expire at the Company’s Annual Meeting of Shareholders in 2021. He has not yet been appointed to serve on any committee of the Board. There are no transactions between Mr. Johnson and the Company that would be reportable under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Johnson and any other person pursuant to which he was elected as a director. His compensation as a director will be provided on the same basis as that provided to the Company’s other non-employee directors, as further described in the Company’s Proxy Statement dated March 30, 2020, at pages 51-53. Mr. Johnson’s compensation will be prorated to reflect the commencement date of his Board service. A copy of the press release announcing Mr. Johnson’s election is attached as Exhibit 99 to this report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On November 9, 2020, the Company’s Board of Directors approved an amendment to the Company’s Code of Regulations expanding the size of the Board from 12 to 13 members, creating the vacancy filled by the election to the Board of Mr. Johnson, as described above. The amendment was effective immediately. The amended language is set forth in Exhibit 3 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index on page 4.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 10, 2020
THE PROGRESSIVE CORPORATION

By: /s/ Mariann Wojtkun Marshall
Name: Mariann Wojtkun Marshall
Title: Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description
3	3	Amended language from the Company's Code of Regulations approved on November 9, 2020.

99	99	News release dated November 10, 2020, announcing election of Devin Johnson to Board of Directors

104	104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).